Exhibit 99.1

Marin Software Announces Second Quarter 2016 Financial Results

•	Reported second quarter net revenues of $25.8 million, as compared to $26.8 during the second quarter of 2015
•	Reported second quarter operating cash flows of $1.5 million, as compared to ($6.0) million during the second quarter of 2015

San Francisco, CA (August 4, 2016) – Marin Software Incorporated (NYSE: MRIN), a leading provider of cross-channel, cross-device, enterprise marketing software for advertisers and agencies, today announced financial results for the second quarter ended June 30, 2016.

“We have made solid progress in optimizing the efficiency of our business over the past year as demonstrated by the significant improvement in our operating margins and our third consecutive quarter of generating positive Adjusted EBITDA,” said David A. Yovanno, chief executive officer of Marin Software. “We’re encouraged by the progress we have made in unifying our search, social, and display advertising suite. Once complete, we expect to be in an attractive position to further extend our market-leading position.”

Second Quarter 2016 Financial Highlights:

•	Net revenues totaled $25.8 million, a year-over-year decrease of 4%, when compared to $26.8 million in the second quarter of 2015.
•

GAAP gross profit was $16.9 million, resulting in a gross margin of 65%, compared to GAAP gross profit of $16.2 million during the second quarter of 2015. Non-GAAP gross profit was $18.3 million, resulting in a non-GAAP gross margin of 71%, compared to non-GAAP gross profit of $17.4 million during the second quarter of 2015.

•

GAAP income from operations was ($4.5) million, compared to ($11.7) million for the second quarter of 2015. GAAP operating margin was (17%), compared to (44%) during the second quarter of 2015. Non-GAAP income from operations was ($1.0) million, compared to ($6.8) million for the second quarter of 2015. Non-GAAP operating margin was (4%), compared to (25%) during the second quarter of 2015.

•

GAAP net income was ($4.4) million, or ($0.12) per share, based on 38.3 million weighted average shares outstanding. This compares to ($12.0) million, or ($0.33) per share, based upon 36.4 million weighted average shares outstanding during the second quarter of 2015. Non-GAAP net income was ($0.9) million, or ($0.02) per share, based upon 38.3 million weighted average shares outstanding. This compares to ($7.1) million, or ($0.20) per share, based on 36.4 million weighted average shares outstanding during the second quarter of 2015.

•	Adjusted EBITDA was $0.5 million, compared to ($5.1) million in the second quarter of 2015.
•	As of June 30, 2016, cash and cash equivalents totaled $35.4 million, compared to $37.3 million as of December 31, 2015.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Second Quarter 2016 Product Release Highlights:

•	Released full reporting and management capabilities for Google’s recently updated ad format Expanded Text Ads, which is helping drive improved click-through and conversion rates for advertisers.
•

Introduced several product enhancements to its Shopping offering including product feed distribution, SKU level reporting, and enhanced bidding capabilities. Also released Smart Sync for Shopping, currently in alpha, which allows retailers to automatically build Facebook Dynamic Ads from their existing Google Shopping campaigns.

•	Released support for Facebook’s Lead Ad format, with mass editing capabilities, and the ability to run reports within the app and through an application programming interface.
•

Introduced Dynamic Ads Prospecting, currently in beta, which enables advertisers running Facebook Dynamic Ads campaigns on Marin Social to have the ability to target prospects as well as re-market to existing customers who have visited their website or app.

Financial Outlook:

As of August 4, 2016, Marin is initiating guidance for its third quarter 2016 as follows:

Forward-Looking Guidance
In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending September 30, 2016
Revenues, net	$23.4	$23.9
Non-GAAP loss from operations	$(2.9)	$(2.4)
Non-GAAP net loss per share	$(0.08)	$(0.07)
Weighted-average shares outstanding	38.5

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, amortization of intangible assets, noncash expenses related to warrants, non-recurring costs associated with acquisitions and restructurings, and capitalization of internally developed software.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended June 30, 2016, and its outlook for the future. To access the call, please dial (855) 327-6837 in the U.S. or (778) 327-3988 internationally with reference to the company name and conference title.  A live webcast of the conference call will be accessible from Marin Software’s website at: http://investor.marinsoftware.com/. Following the completion of the call through 11:59 p.m. Eastern Time on August 11, 2016, a recording will be available for replay at: http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (877) 870-5176 in the U.S. or (858) 384-5517 internationally with the recording access code 10001445.

About Marin Software

Marin Software Incorporated’s (NYSE: MRIN) mission is to give advertisers the power to drive higher efficiency, effectiveness, and transparency in their paid marketing programs that run on the world’s largest publishers.  Marin provides industry leading enterprise marketing software for advertisers and agencies to measure, manage, and optimize more than $7.8 billion in annualized ad spend across the web and mobile devices. Offering an integrated SaaS ad management platform for search, social, and display advertising, Marin helps digital marketers improve financial performance, save time, and make better decisions. Advertisers use Marin to create, target, and convert precise audiences based on recent buying signals from users' search, social, and display interactions. Headquartered in San Francisco, with offices in eight countries, Marin's technology powers marketing campaigns around the globe. For more information about Marin Software, please visit:  http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation expense, the amortization of intangible assets, the capitalization of internally developed software, noncash expenses related to the issuance of warrants, the amortization of internally developed software and the non-recurring costs associated with acquisitions and restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net income (loss), adjusted for stock-based compensation expense, depreciation, the amortization of internally developed software, the amortization of intangible assets, the capitalization of internally developed software, interest expense, net, the benefit from or provision for income taxes, other income or expenses, net and the non-recurring costs associated with acquisitions and restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance and for bonus compensation purposes, because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, growth, benefits of investment in Marin’s software platform, progress on product development efforts, customer adoption of our products, product capabilities and future financial results, including its outlook for the third quarter of 2016. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses, including our acquisitions of Perfect Audience and SocialMoov. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of August 4, 2016. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Jason Starr

Investor Relations, Marin Software

415-906-8179

ir@marinsoftware.com

Media Contact:

John McNulty

Marketing, Marin Software

415-906-8165

press@marinsoftware.com

Marin Software Inc.
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	June 30,	December 31,
(Unaudited; in thousands, except par value)	2016	2015
Assets
Current assets
Cash and cash equivalents	$35,442	$37,326
Accounts receivable, net	22,963	21,718
Prepaid expenses and other current assets	4,290	4,186
Total current assets	62,695	63,230
Property and equipment, net	21,088	21,817
Goodwill	19,512	19,417
Intangible assets, net	8,785	10,405
Other noncurrent assets	1,684	1,323
Total assets	$113,764	$116,192
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$2,971	$1,710
Accrued expenses and other current liabilities	10,384	11,185
Deferred revenues	1,082	1,430
Current portion of long-term debt	768	1,384
Total current liabilities	15,205	15,709
Long-term debt, less current portion	1,537	1,557
Other long-term liabilities	4,451	4,795
Total liabilities	21,193	22,061
Stockholders’ equity
Common stock, $0.001 par value	38	37
Additional paid-in capital	282,773	275,604
Accumulated deficit	(188,564)	(179,733)
Accumulated other comprehensive loss	(1,676)	(1,777)
Total stockholders’ equity	92,571	94,131
Total liabilities and stockholders’ equity	$113,764	$116,192

Marin Software Inc.
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited; in thousands, except per share data)	2016	2015	2016	2015
Revenues, net	$25,753	$26,775	$52,941	$53,188
Cost of revenues (1) (2) (3)	8,894	10,599	18,084	20,308
Gross profit	16,859	16,176	34,857	32,880
Operating expenses (1) (2) (3)
Sales and marketing	9,285	13,064	18,392	25,221
Research and development	7,044	9,194	15,053	17,678
General and administrative	5,018	5,655	9,987	11,375
Total operating expenses	21,347	27,913	43,432	54,274
Loss from operations	(4,488)	(11,737)	(8,575)	(21,394)
Interest expense, net	(34)	(8)	(52)	(19)
Other income (expenses), net	411	(164)	444	80
Loss before provision for income taxes	(4,111)	(11,909)	(8,183)	(21,333)
Provision for income taxes	(307)	(138)	(648)	(374)
Net loss	$(4,418)	$(12,047)	$(8,831)	$(21,707)
Net loss per common share, basic and diluted	$(0.12)	$(0.33)	$(0.23)	$(0.60)
Weighted-average shares outstanding, basic and diluted	38,280	36,389	38,023	36,028

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$309	$322	$730	$551
Sales and marketing	422	954	921	1,669
Research and development	1,275	2,340	3,297	3,967
General and administrative	933	1,323	1,813	2,247
Total	$2,939	$4,939	$6,761	$8,434

(2) Includes amortization of intangible assets as follows:
Cost of revenues	$263	$276	$534	$491
Sales and marketing	240	247	488	427
Research and development	263	276	534	492
General and administrative	28	37	64	72
Total	$794	$836	$1,620	$1,482

(3) Includes restructuring related expenses as follows:
Cost of revenues	$151	$—	$151	$—
Sales and marketing	211	—	211	—
Research and development	48	—	48	—
General and administrative	15	—	15	—
Total	$425	$—	$425	$—

Marin Software Inc.
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Six Months Ended June 30,
(Unaudited; in thousands)	2016	2015
Operating activities
Net loss	$(8,831)	$(21,707)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	3,207	3,305
Amortization of internally developed software	1,400	1,167
Amortization of intangible assets	1,620	1,482
(Gain) loss on disposal of property and equipment	(1)	9
Unrealized foreign currency gains	(344)	(229)
Noncash interest expense related to warrants issued in connection with debt	13	17
Stock-based compensation related to equity awards and restricted stock	6,761	8,434
Provision for bad debts	368	309
Deferred income tax benefits	—	(80)
Excess tax benefits from stock-based award activities	—	(9)
Changes in operating assets and liabilities, net of effect of acquisitions
Accounts receivable	(1,323)	(733)
Prepaid expenses and other current assets	(16)	(1,797)
Other assets	(341)	405
Accounts payable	1,275	(1,498)
Deferred revenues	(334)	(1,043)
Accrued expenses and other current liabilities	(1,224)	2,216
Net cash provided by (used in) operating activities	2,230	(9,752)
Investing activities
Purchases of property and equipment	(617)	(5,459)
Proceeds from disposal of property and equipment	3	—
Capitalization of internally developed software	(2,900)	(2,424)
Acquisitions of businesses, net of cash acquired	—	(7,509)
Net cash used in investing activities	(3,514)	(15,392)
Financing activities
Repayment of notes payable	(989)	(2,376)
Payment of contingent consideration for prior acquisition	(93)	—
Repurchase of unvested shares	—	(2)
Proceeds from exercise of common stock options	189	1,028
Proceeds from employee stock purchase plan, net	430	185
Stock issuance costs	—	(51)
Excess tax benefits from stock-based award activities	—	9
Net cash used in financing activities	(463)	(1,207)
Effect of foreign exchange rate changes on cash and cash equivalents	(137)	(432)
Net decrease in cash and cash equivalents	(1,884)	(26,783)
Cash and cash equivalents
Beginning of period	37,326	68,253
End of period	$35,442	$41,470
Supplemental disclosure of noncash investing and financing activities
Acquisition of equipment through capital leases	$339	$—
Purchases of property and equipment recorded in accounts payable and accrued expenses	24	1,341
Issuance of common stock under employee stock purchase plan	328	548
Issuance of common stock in connection with acquisitions of businesses	—	4,337

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Expenses (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016
Sales and Marketing (GAAP)	$12,157	$13,064	$10,835	$9,076	$45,132	$9,107	$9,285
Less Stock-based compensation	(715)	(954)	(435)	(433)	(2,537)	(499)	(422)
Less Amortization of intangible assets	(180)	(247)	(247)	(247)	(921)	(248)	(240)
Less Restructuring related expenses	—	—	(659)	(59)	(718)	—	(211)
Sales and Marketing (Non-GAAP)	$11,262	$11,863	$9,494	$8,337	$40,956	$8,360	$8,412
Research and Development (GAAP)	$8,484	$9,194	$8,162	$7,478	$33,318	$8,009	$7,044
Less Stock-based compensation	(1,627)	(2,340)	(1,864)	(1,687)	(7,518)	(2,022)	(1,275)
Less Amortization of intangible assets	(216)	(276)	(271)	(271)	(1,034)	(271)	(263)
Less Restructuring related expenses	—	—	(53)	—	(53)	—	(48)
Plus Capitalization of internally developed software	827	1,597	1,683	1,461	5,568	1,493	1,407
Research and Development (Non-GAAP)	$7,468	$8,175	$7,657	$6,981	$30,281	$7,209	$6,865
General and Administrative (GAAP)	$5,720	$5,655	$5,882	$5,134	$22,391	$4,969	$5,018
Less Stock-based compensation	(924)	(1,323)	(1,058)	(1,088)	(4,393)	(880)	(933)
Less Amortization of intangible assets	(35)	(37)	(37)	(37)	(146)	(36)	(28)
Less Acquisition related expenses	(408)	(128)	(68)	(9)	(613)	(9)	(20)
Less Restructuring related expenses	—	—	(264)	(6)	(270)	—	(15)
General and Administrative (Non-GAAP)	$4,353	$4,167	$4,455	$3,994	$16,969	$4,044	$4,022

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Measures (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016
Gross Profit (GAAP)	$16,704	$16,176	$15,952	$19,561	$68,393	$17,998	$16,859
Plus Stock-based compensation	229	322	249	371	1,171	421	309
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719
Plus Amortization of intangible assets	215	276	271	271	1,033	271	263
Plus Restructuring related expenses	—	—	105	68	173	—	151
Gross Profit (Non-GAAP)	$17,690	$17,399	$17,260	$20,971	$73,320	$19,371	$18,301
Operating Loss (GAAP)	$(9,657)	$(11,737)	$(8,927)	$(2,127)	$(32,448)	$(4,087)	$(4,488)
Plus Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719
Plus Amortization of intangible assets	646	836	826	826	3,134	826	794
Plus Acquisition related expenses	408	128	68	9	613	9	20
Plus Restructuring related expenses	—	—	1,081	133	1,214	—	425
Less Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)
Operating (Loss) Income (Non-GAAP)	$(5,393)	$(6,806)	$(4,346)	$1,659	$(14,886)	$(242)	$(998)
Net Loss (GAAP)	$(9,660)	$(12,047)	$(9,504)	$(2,138)	$(33,349)	$(4,413)	$(4,418)
Plus Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719
Plus Amortization of intangible assets	646	836	826	826	3,134	826	794
Plus Noncash expenses related to warrants	9	8	19	6	42	7	6
Plus Acquisition related expenses	408	128	68	9	613	9	20
Plus Restructuring related expenses	—	—	1,081	133	1,214	—	425
Less Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)
Net (Loss) Income (Non-GAAP)	$(5,387)	$(7,108)	$(4,904)	$1,654	$(15,745)	$(561)	$(922)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Calculation of Non-GAAP Earnings Per Share (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands, except per share data)	2015	2015	2015	2015	2015	2016	2016
Net (Loss) Income (Non-GAAP)	$(5,387)	$(7,108)	$(4,904)	$1,654	$(15,745)	$(561)	$(922)
Weighted-average shares outstanding, basic and diluted	35,745	36,389	36,953	37,212	36,580	37,767	38,280
Non-GAAP net (loss) income per common share, basic and diluted	$(0.15)	$(0.20)	$(0.13)	$0.04	$(0.43)	$(0.01)	$(0.02)

Marin Software Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016
Net Loss	$(9,660)	$(12,047)	$(9,504)	$(2,138)	$(33,349)	$(4,413)	$(4,418)
Depreciation	1,630	1,675	1,861	1,827	6,993	1,665	1,542
Amortization of internally developed software	542	625	683	700	2,550	681	719
Amortization of intangible assets	646	836	826	826	3,134	826	794
Interest expense, net	11	8	63	36	118	18	34
Provision for income taxes	236	138	300	331	1,005	341	307
EBITDA	$(6,595)	$(8,765)	$(5,771)	$1,582	$(19,549)	$(882)	$(1,022)
Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939
Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)
Acquisition related expenses	408	128	68	9	613	9	20
Restructuring related expenses	—	—	1,081	133	1,214	—	425
Other (income) expenses, net	(244)	164	214	(356)	(222)	(33)	(411)
Adjusted EBITDA	$(3,763)	$(5,131)	$(2,485)	$3,486	$(7,893)	$1,423	$544

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.